Form of Letter to Stockholders

                 LONE STAR STEAKHOUSE & SALOON, INC. LETTERHEAD

                                                            October 10, 1997


To Our Stockholders:

          The Company has recently declared a dividend distribution of Preference Share Purchase Rights (the "Rights"), thereby creating a Stockholder Rights Plan (the "Plan"). This letter describes the Plan and the reasons of the Company's Board of
Directors (the "Board") for adopting it.

           The Rights contain provisions to protect stockholders in the event of an unsolicited attempt to acquire the Company, including a gradual accumulation of shares in the open market, a partial or two-tier tender offer that does not treat all stockholders equally, a squeeze-out merger and other abusive takeover tactics which the Board believes are not in the best interests of stockholders. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

           Over 1,700 companies, including approximately half of the Business Week 1000 companies and Fortune 500 companies, have issued rights to protect their stockholders against these tactics. We consider the Plan to be the best available means of protecting both your right to retain your equity investment in Lone Star Steakhouse & Saloon, Inc. and the full value of that investment, while not foreclosing a fair acquisition bid for the Company.

           The Rights are not intended to prevent a takeover of the Company and will not do so. However, they should deter any attempt to acquire the Company in a manner or on terms not approved by the Board. The Rights are designed to deal with the very serious problem of another person or company using abusive tactics to deprive the Company's Board and its stockholders of any real opportunity to determine the destiny of the Company.

           The Rights may be redeemed by the Board for one cent per Right prior to the accumulation, through open-market purchases, a tender offer or otherwise, of 15% or more of the Company's shares by a single acquiror or group. Because of the redemption feature, the Rights should not interfere with any merger or business combination approved by the Board prior to that time.

           The Board believes that the issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share, is not taxable to the Company or to you, and will not change the way in which you can presently trade the Company's shares. As explained in detail below, the Rights will only be exercisable if and when the problem arises which they were created to deal with. They will then operate to protect you against being deprived of your right to share in the full measure of your Company's long-term potential.

          The Board was aware when it acted that some people have advanced arguments that securities of the sort we are issuing deter legitimate acquisition proposals. We carefully considered these views and concluded that the arguments are speculative and do not justify leaving stockholders without any protection against unfair treatment by an acquiror, who, after all, is seeking his own company's advantage, not yours. The Board believes that these Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.

           The Rights were issued on October 10, 1997 to stockholders of record on that date and will expire in ten years. Initially, the Rights will not be exercisable, certificates will not be sent to you, and the Rights will automatically trade with the common shares. However, ten days after a person or group acquires 15% or more of the Company's shares, or ten business days (or such later date as may be determined by the Board prior to a person or group acquiring 15% or more of the Company's shares) after a person or group announces an offer the consummation of which would result in such person or group owning 15% or more of the shares (even if no purchases actually occur), the Rights will become exercisable and separate certificates representing the Rights will be distributed. We expect that the Rights will begin to trade independently from the Company's shares at that time. At no time will the Rights have any voting power.

          When the Rights first become exercisable, unless a holder is a person or group who has acquired 15% or more of the Company's shares, that holder will be entitled to buy from the Company one one-hundredth of a share of a new series of participating preference stock for $80.00. If the Company is involved in a merger or other business combination with a person or group or affiliate at any time after that person or group has acquired 15% or more of the Company's shares, the Rights will entitle a holder to buy a number of shares of common stock of the acquiring company having a market value of twice the exercise price of each Right. For example, if at the time of the business combination the acquiring company's stock has a per share value of $60, the holder of each Right would be entitled to receive 4 shares of the acquiring company's common stock for $120, i.e., at a 50% discount.

          If any person or group acquires 15% or more of the Company's outstanding common stock, the "flip-in" provision of the Rights will be triggered and the Rights will entitle a holder (other than such person or any member of such group) to buy a number of additional shares of common stock of the Company having a market value of twice the exercise price of each Right. Thus, if at the time of the 15% acquisition the Company's stock were to have a market value per share equal to $10, the holder of each Right (other than such person or any member of such group) would be entitled to receive 4 shares of the Company's common stock for $20.

           Following the acquisition by any person or group of 15% or more of the Company's common stock, but only prior to the acquisition by a person or group of a 50% stake, the Board will also have the ability to exchange the Rights (other than Rights held by such person or group), in whole or in part, for one share of common stock (or one one-hundredth of a share of the new series of participating preference stock) per Right. This provision will have an economically dilutive effect on the acquiror, and provide a corresponding benefit to the remaining rightsholders, that is comparable to the flip-in without requiring rightsholders to go through the process and expense of exercising their Rights.

          While, as noted above, the distribution of the Rights will not be taxable to you or the Company, stockholders may recognize taxable income upon the occurrence of certain subsequent events.

          In addition to authorizing the purchase rights, your Board today authorized the new series of participating preference stock purchasable upon exercise of the Rights. The shares of the new series of participating preference stock will be nonredeemable. Each preference share will be entitled to an aggregate dividend equal to the greater of $1 per share or 100 times the dividend declared on the common shares. In the event of liquidation, the holders of the preference shares will be entitled to receive an aggregate liquidation payment equal to the greater of $100 or 100 times the payment made per share of common stock. Each preference share will have 100 votes, voting together with the common shares. Finally, in the event of any merger, consolidation or other transaction in which common shares are exchanged, each preference share will be entitled to receive 100 times the amount of consideration received per common share. These rights are protected by customary anti-dilution provisions. In the event of issuance of preference shares upon exercise of the Rights, in order to facilitate trading a depositary receipt may be issued for each one one-hundredth of a preference share. The dividend, liquidation and voting rights, and the nonredemption feature, of the preference shares are designed so that the value of the one-hundredth interest in a preference share purchasable with each right will approximate the value of one share of common stock.

           In declaring the Rights dividend, we have expressed our confidence in the future of the Company and our determination that you, our stockholders, be given every opportunity to participate fully in that future.

                                          On behalf of the Board of Directors,


                                          By /S/ JAMIE B. COULTER

                          SUMMARY OF RIGHTS TO PURCHASE
                                PREFERENCE SHARES

                  In September 1997, the Board of Directors of Lone Star Steakhouse & Saloon, Inc. (the "Company") declared a dividend distribution of one preference share purchase right (a "Right") for each outstanding share of common stock, par value $.001 per share (the "Common Shares"), of the Company. The dividend distribution is payable on October 10, 1997 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Participating Preference Stock, par value $.001 share (the "Preference Shares"), of the Company at a price of $80.00 per one one-hundredth of a Preference Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Union National Bank, as Rights Agent (the "Rights Agent").

                  Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

                  The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date
(or  earlier  redemption  or  expiration  of  the  Rights),   new  Common  Share
certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on October 10, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

                  The Purchase Price payable, and the number of Preference Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preference Shares, (ii) upon the grant to holders of the Preference Shares of certain rights or warrants to subscribe for or purchase Preference Shares at a price, or securities convertible into Preference Shares with a conversion price, less than the then-current market price of the Preference Shares or (iii) upon the distribution to holders of the Preference Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preference Shares) or of subscription rights or warrants (other than those referred to above).

                  The number of outstanding Rights and the number of one one-hundredths of a Preference Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

                  Preference Shares purchasable upon exercise of the Rights will not be redeemable. Each Preference Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preference Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preference Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preference Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

                  Because of the nature of the Preference Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preference Share purchasable upon exercise of each Right should approximate the value of one Common Share.

                  In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

                  At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preference Share (or of a share of a class or series of the Company's preference stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preference Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preference Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preference Shares on the last trading day prior to the date of exercise.

                  At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

                  A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated October 9, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.